UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 1, 2005

REAL LOGIC, INC.

(Exact name of registrant as specified in its charter)

Florida	000-25003	64-1045849
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

326 B Royal Poinciana Way

Palm Beach, Fl., 33480

(Address of Principal Executive Office) (Zip Code)

561-655-3200

 (Registrant’s telephone number, including area code)

800 Village Square Crossing, Suite 333

Palm Beach Gardens, FL., 33410

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

We have relocated our offices to 326 B Royal Poinciana Way, Palm Beach, Fl., 33480, effective March 1, 2005. Our offices at 800 Village Square Crossing, Suite 333, Palm Beach Gardens, FL., 33410, where we had moved in December 2004, proved to be unsuitable for our needs. Our new space is sub-leased from Bradford L. Tolley, our Chief Executive Officer, and is shared with Tolley Investments, Inc., another company owned by Mr. Tolley. We pay rent to Mr. Tolley of $1,500 per month on a month-to-month basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Real Logic, Inc.

By:	/s/ BRADFORD L. TOLLEY
Bradford L. Tolley CEO

March 16, 2005

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